EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT
                             SHARES OF COMMON STOCK

               THIS OFFERING IS MADE PURSUANT TO AN EXEMPTION FROM
         REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933,
                                   AS AMENDED.

Board of Directors                                                   Dated as of
One Source Technologies, Inc.                                  February 25, 2005
15730 North 83rd Way, Suite 104
Scottsdale, Arizona 85260


                             SUBSCRIPTION AGREEMENT

     1. Subscription. The undersigned hereby subscribes for and agrees to purchase Six Hundred Fifty Three Thousand Five Hundred Ninety Five (653,595) shares of Restricted Common Stock, par value $0.0001 per share (the "Shares"), in OneSource Technologies, Inc., a Delaware corporation (the "Company"), at the price of Twenty Two and Ninety Five/One Hundredths Cents ($.2295) per share or a total of One Hundred Fifty Thousand Dollars ($150,000.00), payable by check to "OneSource Technologies, Inc." The Company has the right to accept or reject this subscription, in whole or in part, and this subscription shall be deemed accepted only when signed by a representative of the Company. Subscriptions need not be accepted in the order received.

     2. Conditions. This offer is subject to the conditions that the Shares will, when issued, be validly issued, fully paid, and non-assessable and that the Company is duly organized, validly existing, and in good standing under the laws of the state of Delaware.

     3. Representations, Warranties, Covenants, and Acknowledgements. By executing this subscription agreement, the undersigned hereby represents, warrants, covenants, and acknowledges to the Company as follows:

          (a) The undersigned has been given access to full and complete information regarding the Company and specifically acknowledges receipt, via the EDGAR system maintained by the Securities and Exchange Commission, of the following: (a) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; (b) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2004; (c) the Company's Current Report on Form 8-K dated June 17, 2004; (d) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004; (e) the Company's Current Report on Form 8-K dated August 26, 2004;
     (f) the Company's Proxy Statement dated September 7, 2004 for the 2004 Annual Meeting of Stockholders; (g) the Company's Current Report on Form 8-K dated September 24, 2004; (h) the Company's Current Report on Form 8-K dated November 9, 2004; and (i) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (collectively, the "SEC Reports"). In addition, the undersigned has obtained such information regarding the Company as the undersigned has reasonably requested, and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Shares and to obtain any additional information concerning the Company's business to the extent reasonably available so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

          (b) In determining to purchase Shares, the undersigned has relied solely upon the SEC Reports and the advice of the undersigned's legal counsel and accountants or other financial advisors with respect to the financial, tax, and other considerations relating to the purchase of Shares.

          (c) The undersigned and the undersigned's personal advisors have received from the Company the SEC Reports and all requested documents, records, and books pertaining to the investment in Shares so as to enable them to evaluate the merits and risks of this investment. The undersigned understands and acknowledges that all documents were prepared by the Company and that no independent legal counsel, accountant, or financial advisor has passed upon or assumed any responsibility for the accuracy, completeness, or fairness of information provided to the undersigned and no independent legal counsel, accountant, or financial advisor has independently verified or investigated in any way the accuracy, completeness, or fairness of such information.

          (d) The undersigned was not offered nor sold Shares directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to (i) any advertisement, article, notice, or other communication published in a newspaper, magazine, or similar medium of communication or broadcast over television or radio; or
     (ii) to the knowledge of the undersigned, any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (e) The undersigned (i) can bear the economic risk of the investment in the Shares, including the total loss of the undersigned's investment;
     (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares; and (iii) understands the non-liquid nature of an investment in the Shares.

          (f) The undersigned acknowledges and understands that the Shares are a speculative investment that involve a high degree of risk and there can be no guarantee of the amount of or type of profit, if any, to be realized as a result of an investment in the Shares.

          (g) The undersigned is presently a bona fide resident of the state listed below and has no present intention of becoming a resident of any other state or jurisdiction, and the address and Social Security or Federal I.D. number set forth below are the undersigned's true and correct residential address and Social Security or Federal I.D. number.

          (h) The undersigned (i) if an individual, is at least 21 years of age;
     (ii) if an individual, is a United States citizen; (iii) if an individual, has adequate means of providing for the undersigned's current needs and personal contingencies; (iii) has no need for liquidity in the undersigned's investments; (iv) represents and warrants that all investments in and commitments to non-liquid investments are, and after the undersigned's investment in the Shares will be, reasonable in relation to the undersigned's net worth and current needs; and (v) represents and warrants that any personal financial information that is provided herewith by the undersigned, or is subsequently submitted by the undersigned at the request of the Company, does or will accurately reflect the undersigned's financial condition with respect to which the undersigned does not anticipate any material adverse change.

          (i) The undersigned acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act and afforded by applicable state statutes and regulations.

          (j) The undersigned understands that the Shares will not be registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on transfer.

          (k) The undersigned acknowledges that the Shares being acquired will be acquired for the undersigned's own account without a view to public distribution, transfer, resale, or assignment and that the undersigned has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

          (l) The undersigned agrees that the undersigned will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the Securities Act and any applicable state securities laws or the undersigned obtains an opinion of counsel that is satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

          (m) The undersigned understands that (i) the Company has no obligation or intention to register the Shares for resale or transfer under the Securities Act or any state securities laws, and there is no assurance that the Company will be able to make available such information or other information that would make available any exemption from the registration requirements of any such laws; and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of the Shares or any portion thereof for an indefinite period of time or at any particular time.

          (n) The undersigned understands that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authorities of any other state, has approved or disapproved the Shares or made any finding or determination as to the fairness of the Shares for investment.

          (o) The undersigned is not subject to back-up withholding provisions of Section 3406(a)(1) of the Internal Revenue Code.

          (p) If subject to the Employee Retirement Income Security Act ("ERISA"), the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA in determining to purchase the Shares and the undersigned has concluded that the purchase of the Shares is prudent.

          (q) If the undersigned is acquiring the Shares in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Shares are being acquired, (ii) the name of such person or persons is indicated below under the subscriber's name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

          (r) Neither the Company nor any person representing or acting on behalf of the Company, or purportedly representing or acting on behalf of the Company, has made any representations, warranties, agreements, or statements other than those referenced herein that influenced or affected the undersigned's decision to purchase the Shares.

          (s) The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of payment. The undersigned understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings set forth herein in order to determine the suitability of the undersigned to acquire Shares. The undersigned agrees promptly to notify the Company of any changes to any of the foregoing.

     4. General Information.

          (a) Purchaser Representative for Individual Investors. Please check
     (i) or (ii):

               |X| (i) The undersigned is not relying upon the advice of a Purchaser Representative, such as an attorney, accountant, or other advisor, in making a final investment decision with respect to the Shares. The undersigned believes that the undersigned has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Shares.

               |_| (ii) The undersigned does not have sufficient knowledge and experience in financial and business matters as required above. The undersigned intends to rely on and hereby designates as the undersigned's Purchaser Representative the individual(s) named below to assist the undersigned in evaluating the risks and merits of an investment in the Shares. The undersigned authorizes the Company to furnish such person with a Purchaser Representative Questionnaire requesting certain information regarding his or her expertise and background and the undersigned agrees to furnish such questionnaire to the Company.

            Name of Purchaser Representative:
                                               ---------------------------------

            Address:
                      ----------------------------------------------------------

            Occupation:
                         -------------------------------------------------------

            Employer:
                       ---------------------------------------------------------

     NOTE: IF ITEM (a)(ii) ABOVE IS CHECKED, EACH PURCHASER REPRESENTATIVE MUST COMPLETE THE PURCHASER REPRESENTATIVE QUESTIONNAIRE. THE PURCHASER REPRESENTATIVE QUESTIONNAIRE IS ATTACHED HERETO AS EXHIBIT C.

          (b) The undersigned is:

              (X)     An individual*

              ( )     A corporation

              ( )     A partnership

              ( )     A trust

              ( )     Other _________________

     *If held as joint tenants with right of survivorship, community property, or tenants in common, signatures of all parties are required. Each Co-Holder (other than a spouse) must complete and sign a separate subscription agreement.

          (c) PLEASE PRINT NAME(S) IN WHICH YOUR SHARES ARE TO BE REGISTERED

               Thomas Michael Masano
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               Social Security or Employer Identification Number of each Holder:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               Country of Principal Residence:  USA
                                              ---------------------------------

               Business Address

               14666 N. 74th Street, Suite C
               -----------------------------------------------------------------

               (No P.O. Boxes please)

               City   Scottsdale   State  AZ     Zip Code  85260  Country  USA
                    --------------       -----           -------         -------

     5. The purpose of the following information is to assure the Company that it may rely on the exemption from the registration requirements of the Securities Act and of any applicable state statutes or regulations.

     Please answer every question. If the answer to any question is "None" or "Not Applicable" please so state. Your answers will at all times be kept strictly confidential. However, by signing this subscription agreement, you agree that the Company may present such information to such parties as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under the Securities Act or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company or any agent of the Company involved in offering the Shares is a party or by which it is or may be bound. Your investment in the Shares will not be accepted until the Company determines that you satisfy all of the suitability standards.

     6. Representations as to Accredited Investor Status. The undersigned has read the definition of "Accredited Investor" from Rule 501 of Regulation D attached hereto as Exhibit A, and certifies that either (check one):

     (a) |X| The undersigned is an "Accredited Investor" for one or more of the following reasons:

          |X| (i) The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000;

          |_| (ii) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

          |_| (iii) The undersigned is a director or executive officer of the Company which is issuing and selling the Shares;

          |_| (iv) The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of
               Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000;

               -----------------------------------------------------------------

               -----------------------------------------------------------------

          |_| (v) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii);

          |_| (vi) The undersigned is an entity all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire;

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               (describe entity)

     (b) |_| The undersigned is not an "Accredited Investor," but has completed the statement concerning the undersigned's knowledge and experience in financial and business matters included in Exhibit B hereto. Kindly provide sufficient detail so that the Company's legal counsel may conclude that the undersigned is capable of evaluating the merits and risks of investment in the Company.

     If the answer to Question 6 is that the undersigned is an "Accredited Investor," the questionnaire is complete and please simply sign below. Any potential investor that is not an "Accredited Investor" also must complete the supplemental questionnaire attached hereto as Exhibit B to assure compliance with state and federal securities laws.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors, and assigns of the undersigned and to be bound by this subscription agreement, the undersigned is executing this Agreement on the date indicated.

Dated this 22nd day of March, 2005.
           ----        -----

Thomas Michael Masano                               /s/ Thomas Michael Masano
---------------------------------------------       ----------------------------
PRINT Name of Individual who, or other entity       Signature
which, is  subscribing.



--------------------------------------------------    --------------------------
PRINTED Name of Co-Holder if the Shares are to be     Signature of Co-Holder
held as joint tenants with right of survivorship, community property, or tenants in common.


Accepted on    3/24/05,    2005
             -------------

ONESOURCE TECHNOLOGIES, INC.


By: /s/ Michael L. Hirschey
   -------------------------------------
Name: Michael L. Hirschey
Title: Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                       DEFINITION OF "ACCREDITED INVESTOR"
                          FROM RULE 501 OF REGULATION D

     "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     1. Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     2. Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     7. Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

     8. Any entity in which all of the equity owners are accredited investors.

                                    EXHIBIT B
                                    ---------

                 CONFIDENTIAL SUPPLEMENTAL INFORMATION STATEMENT
      (To be completed by subscribers that are not "Accredited Investors")

I. GENERAL INFORMATION (For individual shareholders and each individual partner or shareholder if the shareholder is a partnership or corporation that is not an "Accredited Investor" -- attach additional sheets if necessary)

     A.   Purchasers

          1.   Name:
                    ------------------------------------------------------------
          2.   Address:
                       ---------------------------------------------------------

                      Business:
                                ------------------------------------------------

                                ------------------------------------------------

                      Residence:
                                ------------------------------------------------

                                ------------------------------------------------


          3.   Telephone:

                      Business:  (        )
                                  --------  ---------------------------------

                      Residence: (        )
                                  --------  ---------------------------------

          4.   Amount of Investment:
               $
                -----------------------------------

          5.   State where registered to vote:

                -----------------------------------

          6.   Social Security Number:

                -----------------------------------

          7.   Date of Birth:

                -----------------------------------

          8.   Country of citizenship, if other than the United States:

                -----------------------------------

          9.   Marital status:

                -----------------------------------

          10.  Please state your education and degrees earned:

               Degree                 School                     Year
               ------                 ------                     ----

          -----------------    ------------------------     ---------------

          -----------------    ------------------------     ---------------

          -----------------    ------------------------     ---------------

          11. Current occupation (if retired, please described your last occupation):

               Employer:
                          ------------------------------------------------------

               Nature of Business:
                                    --------------------------------------------

               Position and/or duties:
                                        ----------------------------------------

               Period Employed:
                                             -----------------------------------

          12. If current employment is less than five years, please complete the following chart on your employment history for the past five
               (5) years:

            Employer and Title    Primary Duties        From              To
            ------------------    --------------        ----              --

          --------------------   -----------------   ------------    -----------

          --------------------   -----------------   ------------    -----------

          --------------------   -----------------   ------------    -----------

          13. Please list all professional qualifications that you have held or currently hold, including bar admissions, accounting certificates, brokerage licenses, and other professional licenses or certificates:

          Professional Qualifications      Year Received        Still Effective
          ---------------------------      -------------        ---------------
                                                             Yes |_|      No |_|
          ---------------------------     ---------------

                                                             Yes |_|      No |_|
          ---------------------------     ---------------

                                                             Yes |_|      No |_|
          ---------------------------     ---------------

II. FINANCIAL INFORMATION (For individual investors and each individual partner or shareholder if the investor is a partnership or corporation that is not an "Accredited Investor" -- attach additional sheets if necessary)

A. To confirm that each individual investor meets the financial requirements established for this offering, please answer the questions set forth below, as appropriate.

     1. Please indicate your net worth (including spouse, if applicable), including home, home furnishings, and automobiles:

          $ 75,000 - 150,000        |_|          $250,000 -   500,000    |_|

          $150,000 - 250,000        |_|          $500,000 - 1,000,000    |_|

          Greater than $1,000,000   |_|

     2. Did you have income (exclusive of any income attributable to your spouse) in excess of $200,000 for 2003 and 2004 and do you reasonably expect to have income in excess of $200,000 in 2005?

                                                     Yes |_|           No |_|

     3. Did you and your spouse have joint income in excess of $300,000 for 2003 and 2004 and do you reasonably expect to have joint income in excess of $300,000 in 2005?

                                                     Yes |_|           No |_|

     (d) If the investor is a general partnership or a corporation, was the purchaser organized for the specific purpose of acquiring shares in the Company?

                                                     Yes |_|           No |_|

     (e) If the purchaser is a general partnership or corporation, please list on a separate page the partners or shareholders and approximate net worth (including spouse, if applicable) of each such partner or shareholder, including home, home furnishings, and automobiles.

III. INVESTMENT EXPERIENCE REPRESENTATIONS

     A.   Indicate how often you invest in:

          1.   Marketable Securities

          Often |_|          Occasionally |_|         Seldom |_|       Never |_|

          2.   Restricted Securities

          Often |_|          Occasionally |_|         Seldom |_|       Never |_|

          3.   Venture Capital Limited Partnership Funds

          Often |_|          Occasionally |_|         Seldom |_|       Never |_|

          4. Please list below your most recent private investments (attach a separate sheet if necessary):
                                                                      Amount of
          Private Offering    Type of Investment    When Purchased   Investment
          ----------------    ------------------    --------------   ----------

                                                                     $
          ----------------    ------------------    --------------   ----------
                                                                     $
          ----------------    ------------------    --------------   ----------
                                                                     $
          ----------------    ------------------    --------------   ----------
                                                                     $
          ----------------    ------------------    --------------   ----------


     B. Please answer each of the following questions regarding your investment experience:

          1. Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

                                                     Yes |_|           No |_|

          2. Do you, either alone by reason of your business or financial experience or together with your professional advisor or advisors, have the capacity to protect your own interests in connection with a purchase of the Shares in the Company?

                                                     Yes |_|           No |_|

          3. Are you (or the trust beneficiary for which you are the fiduciary) able to bear the economic risk of the investment, including a complete loss of the investment?

                                                     Yes |_|           No |_|






                                                                    Signature(s)
                                            ------------------------------------


                                            ------------------------------------


                                            ------------------------------------

                                    EXHIBIT C

   COMPLETE THIS SECTION ONLY IF YOU CHECKED ITEM 4(a)(ii) OF THE SUBSCRIPTION
     AGREEMENT AND ARE RELYING ON THE ADVICE OF A PURCHASER REPRESENTATIVE

                     PURCHASER REPRESENTATIVE QUESTIONNAIRE

     This Purchaser Representative Questionnaire is being sent to each subscriber that will use a purchaser representative in connection with the offering and must be completed by such representative and returned to the Company or its authorized representatives. The purpose of this Purchaser Representative Questionnaire is to assure the Company that it may rely on the exemptions from the registration requirements of the Securities Act of afforded by Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act, and of any applicable state statutes or regulations.

     Please answer every question. If the answer to any question is "None" or "Not Applicable" please so state. Your answers will at all times be kept strictly confidential. However, by signing a Purchaser Representative Questionnaire, you agree that the Company may present such Purchaser Representative Questionnaire to such parties as they deem appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under Section 4(2) of the Securities Act, Regulation D, or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company is or may be bound.

Name of Subscriber:
                    ------------------------------------------------------------

Please complete the following questionnaire fully, attaching additional sheets if necessary.

1. Name of Purchaser Representative:

     Business Address:
                       ---------------------------------------------------------

     Telephone Number:
                       ---------------------------------------------------------

2. Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any.


          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


3. List any business or professional education, including degrees received, if any.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

4. Have you had prior experience in advising clients with respect to investments of this type?

                                                Yes______ No______

5. List any professional licenses or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registrations held by you.


          ----------------------------------------------------------------------

6. Describe generally any business, financial, or investment experience that would help you to evaluate the merits and risks of this investment.


          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


7. State how long you have known the subscriber and in what capacity.

          ----------------------------------------------------------------------


8. Except as set forth in subparagraph (a) below, neither I nor any of my affiliates have any material relationship (as defined in Rule 501 of Regulation
D) with the Company or any of its affiliates; no such material relationship has existed at any time during the previous two years; no such material relationship is mutually understood to be contemplated; and no compensation has been received nor will any compensation be received as a result of any such relationship.

     (a)
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------



     (b) If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship.


          ----------------------------------------------------------------------


9. In advising the subscriber in connection with subscriber's prospective investment in the Shares, I will be relying in part on the subscriber's own experience in certain areas.

                                                Yes______ No______

10. In advising the subscriber in connection with the subscriber's prospective investment in the Shares, I will be relying in part on the expertise of an additional Purchaser Representative or Representatives.

                                                Yes______ No______

     If "Yes," give the name and address of such additional Representative or Representatives.

          ----------------------------------------------------------------------


I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

         (i) I am 21 years of age or older and I am acting as Purchaser Representative for the shareholder in connection with the subscriber's prospective investment in the Shares;

         (ii) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this questionnaire is exempt from registration under the Securities Act, pursuant to Regulation D or otherwise;

         (iii) I am not an affiliate (as defined in Rule 501 of Regulation D), director, officer, or other employee of the Company or any of its affiliates or a beneficial owner of 5% or more of any class of the equity securities of the Company;

         (iv) I have not, during the past 10 years, (i) been convicted, indicted, or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses); of (ii) been the subject of any order, judgment, or decree of any court or competent jurisdiction permanently or temporarily enjoining me from acting as an investment adviser, underwriter, broker, or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a federal or state authority barring or suspending for more than 60 days my right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended;

         (v) I have disclosed to the subscriber in writing, prior to the subscriber's acknowledgment of me as his Purchaser Representative, any material relationship with the Company or its affiliates disclosed in answer to question 8 above;

         (vi) I personally (or together with the subscriber or the additional Purchaser Representative or Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the subscriber's prospective investment in the Shares; and

         (vii) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the subscriber of an interest in the proposed investment.

         IN WITNESS WHEREOF, I have executed this Purchaser Representative Questionnaire this _____ day of __________________, 2005.


                                         ---------------------------------------
                                         (Signature of Purchaser Representative)

   COMPLETE THIS SECTION ONLY IF YOU CHECKED ITEM 4(a)(ii) OF THE SUBSCRIPTION
     AGREEMENT AND ARE RELYING ON THE ADVICE OF A PURCHASER REPRESENTATIVE

                  [Form of Disclosure Letter to Subscriber from
                            Purchaser Representative]

                                                ____________, 2005

         [Subscriber]

         --------------------------

         --------------------------

         --------------------------

         --------------------------

     Dear _________________________:

     In connection with my serving as your Purchaser Representative with respect to the offering of OneSource Technologies, Inc. whereby you will purchase shares of Common Stock of OneSource Technologies, Inc., please be advised that within the last two years there has existed, there now exists, or is contemplated to exist the following material relationships:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     As a result of such relationships, I have received or will receive the following compensation:

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                                              Very truly yours,





                                              [Purchaser Representative]